                              AMENDED AND RESTATED
                        SHARE SUBSCRIPTION, SHARE OPTION
                           AND SHAREHOLDERS AGREEMENT


                  THIS AGREEMENT, is made the 22nd day of July, 1998, BETWEEN RSL COM Europe, Ltd. a United Kingdom corporation (the "Company"), RSL Communications, Ltd., a Bermuda corporation (the "Parent"), and Metro Holding AG, a Swiss corporation ("Metro").

         WHEREAS,
                   (A) the Company, the Parent and Metro have entered into that certain Share Subscription, Share Option and Shareholders Agreement dated June 10, 1998 (the "Original Agreement");

                   (B) pursuant to the Original Agreement, (i) Metro and the Company have entered into that certain Marketing and Distribution Services Agreement dated June 10, 1998 (the "Services Agreement") and (ii) Metro has purchased from the Company, and the Company has issued and sold to Metro, 142,857 shares (the "Subscription Shares") of the Company's shares, par value(pound).01 per share (the "Shares");

                   (C) pursuant to that certain letter dated July 7, 1998 (the "Option Letter") from the parent to Metro, the Parent granted Metro on the terms and conditions set forth in the Option Letter, an option (the "Exchange Option") to exchange the Subscription Shares for 1,607,142 newly issued shares (the "Parent Exchange Shares") of the Parent's Class A Common Stock, par value $.00457 per share ("Parent Shares");

                   (D) Metro has elected to exercise the Exchange Option, and concurrently herewith, Metro and the Parent are entering into an exchange agreement (the "Exchange Agreement") providing for the exchange of the Subscription Shares for the Parent Exchange Shares;

                   (E) the parties desire to amend the Original Agreement as provided herein;

         NOW, THEREFORE, the parties agree that the Original Agreement is hereby amended and restated in its entirety as provided herein:

                                    CLAUSE 1
                                   DEFINITIONS

                  1.1 Certain Definitions. As used in this Agreement and the Schedules hereto, the following terms, not defined elsewhere, have the following meanings:

                  Additional Shares: the 1,607,142 Parent Shares to be purchased by Metro or, at Metro's election, Ligapart pursuant to the Share Purchase Agreement.

                  Affiliate: with respect to any Person, a Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person. "Control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

                  Applicable Securities Laws: all laws, rules and regulations of any Governmental Entity of competent jurisdiction applicable to any Transfer of Telegate Exchange Shares.

                  Appraiser: the meaning given in Clause 9.1.

                  Business Day: any day other than a Saturday, a Sunday, or a day on which commercial banking institutions are authorized or required by law to be closed in London.

                  Commission: the United States Securities and Exchange Commission.

                  Company: the meaning given in the introductory paragraph of this Agreement.

                  Consent: any consent, approval, authorization, order, notice, filing, registration or qualification of or with or waiver from any Person.

                  Covered Shares: the Telegate Exchange Shares, the Parent Exchange Shares and the Additional Shares.

                  Delta Three: the meaning given in Clause 17.1.

                  Earliest Twister Option Completion Date: the meaning given in Clause 7.4(a).

                  Exchange Option: the meaning given in WHEREAS Clause (C).

                  Fully-Diluted TCE Shares: the meaning given in Clause 7.1(b).

                  Fully-Diluted TS Shares: the meaning given in Clause 7.1(b).

                  Governmental Entity: any governmental or regulatory authority, agency, court, commission or other entity, domestic or foreign.

                  Income Tax: any federal, state, provincial, local or foreign income, alternative, minimum, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits or windfall profits tax or other similar tax, estimated tax, duty or other governmental charge or assessment or deficiencies thereof.

                  Independent Appraiser: the meaning given in Clause 9.2.

                  Ligapart: Ligapart AG, a wholly owned Subsidiary of Metro.

                  Material Adverse Effect: with respect to the Company, the Parent or Metro, a material adverse effect (a) on the properties, assets, liabilities, business, financial condition or results of operations of such Person and its Subsidiaries taken as a whole or (b) that would have a material adverse effect on the ability of such Person to consummate the transactions contemplated by this Agreement, the Exchange Agreement or the Services Agreement.

                  Metro: the meaning given in the introductory paragraph of this Agreement.

                  Metro Invested Amount: the meaning given in Clause 7.1(b).

                  Metro Telegate Party: each of Metro Vermogensverwaltung GmbH & Co. Kommanditgesellschaft, Walter Telemarketing und Vertrieb GmbH & Co. KG and Invision AG.

                  Non-Compete Period: the meaning given in Clause 13.1.

                  Option Letter: the meaning given in WHEREAS Clause (C).

                  Original Agreement: the meaning given in WHEREAS Clause (A).

                  Parent: the meaning given in the introductory paragraph of this Agreement.

                  Parent Exchange Shares: the meaning given in WHEREAS Clause
(C).

                  Parent Shares: the meaning given in WHEREAS Clause (C).

                  Person: any natural person, firm, partnership, association, corporation, company, trust, business trust, Governmental Entity or other entity.

                  Prospectus: the prospectus included in any Shelf Registration Statement, including all amendments (including, but not limited to, post-effective amendments) and supplements to such prospectus and all material incorporated by reference in such prospectus.

                  Right of Refusal Holder: the minority shareholder of TCE.

                  RSL Com Party: each of the Parent, the Company and RSL Com Deutschland GmbH.

                  Securities Act: the United States Securities Act of 1933, as amended.

                  Services Agreement: the meaning given in WHEREAS Clause (B).

                  Share Purchase Agreement: the Share Purchase Agreement dated the date hereof among Ronald S. Lauder, Fisher Investment Partners, L.P., Fleur Harlan, Bukfenc, Inc., Tarlovsky Investment Partners, Nesim Bildirici, L.P., Robert Finkel, as trustee of Waltham Trust, Jacob Davidson and Metro.

                  Shares: the meaning given in WHEREAS Clause (B).

                  Specified Companies: the meaning given in Clause 13.1.

                  Specified Twister Option Completion Date: the meaning given in Clause 7.4(a).

                  Subscription Shares: the meaning given in WHEREAS Clause (B).

                  Subsidiary: with respect to any Person (the "First Person"), any other Person (other than a natural person), whether incorporated or unincorporated, of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by the First Person or by one or more of its respective Subsidiaries or by the First Person and any one or more of its respective Subsidiaries.

                  TCE: TCE Network AG, a Swiss corporation.

                  TCE Option Exercise Price: the meaning given in Clause 7.1(a).

                  TCE Shares:  the meaning given in Clause 7.1(a).

                  Telegate: Telegate Holding GmbH.

                  Telegate AG: Telegate Aktiengesellschaft fur telefonische Inforormationsdienste.

                  Telegate Agreement: the Option Agreement dated May 28, 1998 between Metro Vermogensverwaltung GmbH & Co. Kommanditgesellschaft, Walter Telemarketing und Vertrieb GmbH & Co. KG, Invision AG, the Company and RSL Com Deutschland GmbH.

                  Telegate EBITDA: for any period the consolidated earnings before interest, taxes, depreciation and amortization of Telegate AG for such period, determined on the same basis as used in preparing Telegate AG's audited annual accounts for 1997.

                  Telegate Equity Value: the meaning given in Clause 3.1(b).

                  Telegate Exchange Shares: the meaning given in Clause 3.1(a).

                  Telegate Shares: ordinary shares of Telegate representing 25%, on a fully-diluted basis of the Shares of Telegate AG, beneficially owned by Metro and its Affiliates.

                  Transfer: with respect to any property and any Person, any transfer, sale, pledge hypothecation or other disposition of such Property by such Person.

                  TS: Twister Communications Network AG, a Swiss corporation.

                  TS Option Exercise Price: the meaning given in Clause 7.1(a).

                  TS Shares: the meaning given in Clause 7.1(a).

                  Twister Option: the meaning given in Clause 7.1(a).

                  Twister Option Completion Date: the meaning given in Clause 7.4(a).

                  Twister Option Exercise Notice: the meaning given in Clause 7.4(a).

                  Twister Option Termination Date: the meaning given in Clause 7.2.

                  Twister Right of First Refusal: the right of first refusal in favor of the Right of Refusal Holder with respect to the TCE Shares.

                  Twister Shares: the TCE Shares and the TS Shares.

                  Valuation Notice:  the meaning given in Clause 9.1.

                  1.2 Other Definitional Provisions. (a) The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement.

                  (b) Terms defined in the singular have the same meaning when used in the plural, and vice versa.

                  (c) References to "Clauses", "Exhibits" and "Schedules" refer to Clauses of, and Exhibits and Schedules to, this Agreement (as each of the same may be amended in accordance with the terms hereof), unless otherwise specified.


                                    CLAUSE 2

                             [Intentionally Omitted]


                                    CLAUSE 3
                        EXCHANGE FOR THE TELEGATE SHARES

                  3.1 The Exchange. (a) If the Company shall acquire the Telegate Shares pursuant to the Telegate Agreement, the Parent shall issue to the Metro Telegate Parties as payment in full of the purchase price therefor that number of Parent Shares (the "Telegate Exchange Shares") determined in accordance with Clause 3.1(b) and Clause 9. The Company and the Metro Telegate Parties agree that, pursuant to Clause 2.4 of the Telegate Agreement, the Metro Telegate Parties shall have the right to require the Company to acquire the Telegate Shares only if the Telegate EBITDA shall have been positive for a three month period ending on or before May 31, 1999.

                  (b) For the purposes of determining the number of the Telegate Exchange Shares, the Company and Metro will promptly upon receipt of an Acceptance Notice (as defined in the Telegate Agreement) engage their respective Appraisers and cause the equity value of Telegate as of the Initial Closing Date (as defined in the Telegate Agreement) (the "Telegate Equity Value") to be determined in accordance with Clause 7. The number of the Telegate Exchange Shares shall equal the quotient obtained by dividing 25% of the Telegate Equity Value by the average closing price (or, if no closing sale price is reported, the last reported sale price) of one Parent Share as reported by The NASDAQ National Market for the 30 trading days immediately preceding the date on which the Company is to acquire the Telegate Shares pursuant to the Telegate Agreement.

                  (c) Notwithstanding anything to the contrary in this Agreement or in the Telegate Agreement, neither the Parent nor the Company shall have any obligation to acquire the Telegate Shares, and the Put Option (as defined in the Telegate Agreement) shall not be exercisable by the Beneficiaries (as defined in the Telegate Agreement), if any class of equity securities of Telegate is then publicly traded.

                  3.2 Completion of the Exchange. On the date on which the Company is to acquire the Telegate Shares pursuant to the Telegate Agreement, subject to the satisfaction or waiver of all conditions to such acquisition thereunder:

                  (a) the Metro Telegate Parties shall deliver to the Company:

                           (i) a duly executed and notarized public deed or
                  deeds, complying with German law, evidencing the transfer of the Telegate Shares to the Company; and

                           (ii) a certificate duly executed by the Metro
                  Telegate Parties and its Affiliates confirming, (A) with respect to the Telegate Exchange Shares, representations and warranties to the effect set forth in Clauses 16.8, 16.9 and
                  16.10 and (B) with respect to the Telegate Shares, representations and warranties to the effect set forth in Clause 16.7(b);

                  (b) the Parent shall deliver to the Metro Telegate Parties:

                           (i) one or more share certificates representing the
                  Telegate Exchange Shares registered in the name of the Metro Telegate Parties, allocated amongst them as they shall request, and bearing the legends set forth in Clause 10.1;

                           (ii) an opinion of counsel to the Parent, in form and
                  substance reasonably satisfactory to the Metro Telegate Parties, that the Telegate Exchange Shares have been duly authorized and, assuming that they have been issued and the Telegate Shares delivered to the Company in accordance with the terms of this Agreement, have been validly issued and are fully paid and nonassessable.

                  (c) the Company shall deliver to the Metro Telegate Parties a certificate duly executed by the Company confirming with respect to the Telegate Shares the representations and warranties set forth in Clause 14.8, 14.9 and 14.10.

                  3.3 Payment of Taxes and Expenses. (a) Except as otherwise provided herein, the Parent shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of the Telegate Exchange Shares, unless such tax or charge is imposed by law upon the Metro Telegate Parties, in which case such taxes or charges shall be paid by the Metro Telegate Parties, who shall be reimbursed therefor by the Parent, provided that in no case will the Parent be liable for any Income Taxes of the Metro Telegate Parties or their Affiliates. The Parent shall not be required, however, to pay any tax or other charge imposed in connection with any transfer arising out of the issuance of any share certificate for Telegate Exchange Shares in any name other than that of the Metro Telegate Parties, and in such case the Parent shall not be required to issue or deliver any share certificate until such tax or other charge has been paid or satisfied or it has been established to the satisfaction of the Parent that no such tax or other charge is due.

                  (b) Except as otherwise provided herein, the Metro Telegate Parties shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the transfer and delivery of the Telegate Shares, unless such tax or charge is imposed by law upon the Company, in which case such taxes or charges shall be paid by the Company, who shall be reimbursed therefor by the Metro Telegate Parties, provided that in no case will the Metro Telegate Parties be liable for any Income Taxes of the Company or its Affiliates. The Metro Telegate Parties shall not be required, however, to pay any tax or other charge imposed in connection with any transfer arising out of the issuance of any share certificate for Telegate Shares in any name other than that of the Company or a Subsidiary of the Company, and in such case the Metro Telegate Parties shall not be required to deliver any share certificate until such tax or other charge has been paid or satisfied or it has been established to the satisfaction of the Metro Telegate Parties that no such tax or other charge is due.

                  3.4 No Rights as Stockholder. The Metro Telegate Parties will not have any voting or other rights as a stockholder of the Parent with respect to any Telegate Exchange Shares until the issuance to the Metro Telegate Parties of a share certificate or certificates representing the Telegate Exchange Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

                  3.5 Reservation and Authorization of Shares. The Parent shall at all times reserve and keep available for issuance authorized but unissued Parent Shares in the number of the Telegate Exchange Shares. The Telegate Exchange Shares when issued against receipt by the Company of the Telegate Shares as provided in this Clause 3, shall be duly and validly issued and fully paid and nonassessable.

                  3.6 Telegate IPO. The Company and Metro shall use their reasonable efforts to effect a public offering of shares of Telegate AG, provided that (a) neither party shall have any obligation under this Clause 3.6 unless such offering may be effected based on an equity valuation of Telegate AG, after giving effect to such offering, of no less than DM 240,000,000 and (b) the Company shall have no obligation under this Clause 3.6 if the issuance of shares of Telegate AG in such public offering would violate any obligation or covenant of the Company under any of its agreements relating to borrowed money.


                                    CLAUSE 4

                             [Intentionally Omitted]


                                    CLAUSE 5

                             [Intentionally Omitted]


                                    CLAUSE 6

                             [Intentionally Omitted]


                                    CLAUSE 7
                               THE TWISTER OPTION

                  7.1 Twister Option. (a) In consideration of the sum of $1 previously paid by the Company to Metro (receipt of which Metro hereby acknowledges), Metro hereby grants to RSL an option (the "Twister Option") to purchase from Metro and its controlled Affiliates, subject to the terms and conditions hereof and, in the case of the TCE Shares, the Twister Right of First Refusal, (i) all of the shares of TCE owned beneficially by Metro and its controlled Affiliates (the "TCE Shares"), at such aggregate price for the TCE Shares as shall be determined in accordance with Clause 7.1(c) (the "TCE Option Exercise Price"), and (ii) all of the shares of TS owned beneficially by Metro and its controlled Affiliates (the "TS Shares"), at such aggregate price for the TS Shares as shall be determined in accordance with Clause 7.1(d) (the "TS Option Exercise Price").

                  (b) For the purposes of determining the TCE Option Exercise Price and the TS Option Exercise Price, after receipt from the Company of a Twister Option Exercise Notice (as defined in Clause 7.4), Metro will promptly, and in no event later than the tenth Business Day after receipt of such Twister Option Exercise Notice, deliver to the Company a written statement certified by Metro's Chief Financial Officer setting forth, as of the date of such statement,
(i) the total number of shares of TCE outstanding on a fully-diluted basis (the "Fully-Diluted TCE Shares"), (ii) the number of the TCE Shares, (iii) the total amount invested by Metro and its Affiliates in TCE (the "Metro Invested Amount"), (iv) the total number of shares of TS outstanding on a fully-diluted basis (the "Fully-Diluted TS Shares") and (v) the number of the TS Shares.

                  (c) The TCE Option Exercise Price shall equal the product of
(i) the lesser of (A) CHF5,000,000 and (B) the Metro Invested Amount and (ii) the quotient obtained by dividing the number of the TCE Shares by the number of the Fully-Diluted TCE Shares.

                  (d) The TS Option Exercise Price shall equal the product of
(i) CHF800,000 and (ii) the quotient obtained by dividing the number of the TS Shares by the number of the Fully-Diluted TS Shares.

                  7.2 Duration. The Twister Option shall terminate at 5:00 p.m. New York City time on December 7, 1998 (the "Twister Option Termination Date").

                  7.3 Exercisability. The Twister Option may be exercised in whole, but not in part, at any time after the date hereof through and including the Twister Option Termination Date.

                  7.4 Manner of Exercise. (a) The Twister Option may be exercised by written notice (a "Twister Option Exercise Notice") to Metro given not fewer than ten and not more than 45 days prior to the Business Day on which the Company will exercise the Twister Option (the "Specified Twister Option Completion Date"). Promptly upon receipt of the Twister Option Exercise Notice, Metro shall give to the Right of Refusal Holder any notice thereof required under the Twister Right of First Refusal and shall give to the Company written notice specifying the earliest Business Day on which the exercise of the Twister Option may be completed consistent with the terms of the Twister Right of First Refusal, assuming that the Twister Right of First Refusal is not exercised, and shall thereafter give prompt written notice to the Company of any acceleration of such date (the "Earliest Twister Option Completion Date"). Subject to the exercise of the Twister Right of First Refusal, the exercise of the Twister Option shall be completed on the date (the "Twister Option Completion Date") that is the later to occur of (i) the Specified Twister Option Completion Date and (ii) the Earliest Twister Option Completion Date.

                  (b)  On the Twister Option Completion Date:

                  (i) the Company shall deliver to Metro:

                           (A) by wire transfer of immediately available funds
                  to an account designated in writing by Metro to the Company at least two Business days prior to the Twister Option Completion Date, an amount equal to the sum of the TCE Option Exercise Price and the TS Option Exercise Price;

                           (B) a certificate duly executed by the Company
                  confirming with respect to the Twister Shares the representations and warranties set forth in Clause 14.8, 14.9 and 14.10; and

                  (ii) Metro shall deliver to the Company:

                           (A) appropriate, duly executed, instruments of
                  transfer, complying with applicable laws, evidencing the transfer of the Twister Shares to the Company;

                           (B) a certificate duly executed by Metro confirming
                  with respect to the Twister Shares the representations and warranties set forth in Clause 16.7(a).

                  7.5 Payment of Taxes and Expenses. Except as otherwise provided herein, Metro shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the delivery of the Twister Shares pursuant to the Twister Option, unless such tax or charge is imposed by law upon the Company, in which case such taxes or charges shall be paid by the Company, who shall be reimbursed therefor by Metro, provided that in no case will Metro be liable for any Income Taxes of the Company or its Affiliates. Metro shall not be required, however, to pay any tax or other charge imposed in connection with any transfer arising out of the issuance of any share certificate for Twister Shares in any name other than that of the Company or a Subsidiary of the Company, and in such case Metro shall not be required to deliver any stock certificate until such tax or other charge has been paid or satisfied or it has been established to the satisfaction of Metro that no such tax or other charge is due.

                  7.6 No Transfers of Twister Shares. On and after the date hereof through and including the Twister Option Termination Date, Metro and Affiliates shall not Transfer any Twister Shares.

                  7.7 Exercise of Twister Right of First Refusal. In the event that the Twister Right of First Refusal shall be exercised, Metro shall, or shall cause its controlled Affiliates to, divest the TS Shares and, from and after the exercise of the Twister Right of First Refusal, shall not support, and shall cause its controlled Affiliates not to support, the business of TCE or TS or their Affiliates.


                                    CLAUSE 8

                             [Intentionally Omitted]


                                    CLAUSE 9
                     DETERMINATION OF TELEGATE EQUITY VALUE

                  9.1 Preliminary Determination. Whenever a determination of the Telegate Equity Value is required pursuant to Clause 3.1, each of the Parent and Metro, at its own expense, shall promptly engage an internationally recognized investment banking firm (each, an "Appraiser") to determine the Telegate Equity Value and shall notify the other party in writing of such selection. Within 30 days after the date on which the parties are required to engage their Appraisers, each of the Parent and Metro shall provide the other with written notice (a "Valuation Notice") of the Telegate Equity Value determined by its Appraiser.

                  9.2 Final Determination. The Parent and Metro shall cause the Appraisers to cooperate with each other to concur as to the Telegate Equity Value within ten days of receipt by each of the Parent and Metro of a Valuation Notice from the other. Such determination of the Telegate Equity Value by the concurrence of the Appraisers shall be final and binding upon the parties, absent manifest error. If the Appraisers cannot concur as to the Telegate Equity Value within such ten-day period, the Parent and Metro shall cause the Appraisers to select an independent and internationally recognized investment banking firm acceptable to both appraisers (the "Independent Appraiser") to resolve the dispute between the Appraisers and determine the Telegate Equity Value. The fees and expenses resulting from the valuation by the Independent Appraiser shall be borne equally by each of the Parent and Metro. The determination of the Telegate Equity Value by the Independent Appraiser shall be final and binding upon the parties, absent manifest error. No Appraiser or Independent Appraiser shall have any liability to the Parent or Metro in connection with any determination of the Telegate Equity Value absent gross negligence or bad faith on the part of such Appraiser or Independent Appraiser.

                  9.3 Alternative Valuation. Notwithstanding the foregoing Clauses 9.1 and 9.2, upon any occasion that a provision of this Agreement requires the determination of the Telegate Equity Value, the parties hereto may agree to deem the Telegate Equity Value to be any amount mutually determined by them in good faith.

                                    CLAUSE 10
                          LEGENDS ON SHARE CERTIFICATES

                  10.1 Legends. Metro acknowledges that each certificate representing any Telegate Exchange Shares, including, but not limited to, each certificate issued upon the transfer of any Telegate Exchange Shares, shall bear each of the legends required pursuant to this Clause 10.1.

                  (a) Each certificate representing Telegate Exchange Shares, unless such Telegate Exchange Shares have been sold to the public pursuant to an effective registration statement under the Securities Act or Rule 144 under the Securities Act, or unless otherwise freely transferable without registration under the Securities Act, shall bear the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO AN EFFECTIVE REG ISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS
                  (i) (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (ii) SUCH DISPOSITION IS IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS."

                  (b) Prior to April 1, 2001, each certificate representing Telegate Exchange Shares shall bear the following legend:

                  "NEITHER THIS CERTIFICATE NOR THE SHARES
                  REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE
                  TRANSFERRABLE PRIOR TO APRIL 1, 2001."

                                    CLAUSE 11
                            RESTRICTIONS ON TRANSFER

                  11.1 Restrictions on Transfer. Prior to April 1, 2001, neither Metro nor Ligapart shall effect any Transfer of Covered Shares without the prior written consent of the Company except to Metro's controlled Affiliates, provided that Metro or Ligapart, as the case may be, shall deliver or cause to be delivered to the Parent at the time of any such Transfer to a controlled Affiliate a duly executed written acknowledgment by such controlled Affiliate that such controlled Affiliate shall not effect any Transfer of any Covered Shares without the prior written consent of the Parent except to Metro or a controlled Affiliate of Metro from which a similar duly executed written acknowledgment is received by the Parent. In addition, neither Metro nor any of its controlled Affiliates shall effect any Transfer of any shares of capital stock of any controlled Affiliate of Metro that holds any Covered Shares, as a result of which Transfer such controlled Affiliate would cease to be a controlled Affiliate of Metro, without the prior written consent of the Parent, except to Metro or a controlled Affiliate of Metro from which the Parent has received a duly executed acknowledgment that such controlled Affiliate is bound by the terms of this Clause 11.


                                    CLAUSE 12

                             [Intentionally Omitted]


                                    CLAUSE 13
                          METRO COVENANT NOT TO COMPETE

                  13.1 Non-Competition. On and after June 10, 1998 through and including the first anniversary of the expiration of the term of the Services Agreement (the "Non-Compete Period"), Metro and its controlled Affiliates (which shall not include Metro AG and controlled Affiliates) shall not operate or manage, or acquire any equity interest in, any telecommunications business which is engaged in telecommunications services of a type currently conducted by the Company and which competes with the Company, other than the businesses set forth in Schedule 13.1 (the "Specified Companies"), provided that Metro and its controlled Affiliates (a) may acquire less than 5% of the outstanding equity securities of a publicly traded company engaged in a competing business and (b) may make a passive equity investment in any private company, such equity interest not to exceed the greater of (i) 25% of the equity of such entity and
(ii) $2,000,000. During the Non-Compete Period, Metro shall give the Company at least fourteen Business Days' prior written notice of any proposed joint ventures, investments or other arrangements by Metro with a telecommunications company, similar in nature to that contemplated by the Services Agreement, other than the joint ventures or arrangements with any Specified Company. The Company may, in its sole discretion, by written notice to Metro no later than the tenth Business Day after the Company's receipt of notice thereof, prohibit Metro from entering into such proposed arrangement. Notwithstanding anything to the contrary in this Clause 13.1, this Clause 13.1 shall not prohibit Metro's controlled Affiliates from marketing and selling products and services competitive with the products and services marketed and sold by the Company and its Affiliates.


                                    CLAUSE 14
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants to Metro as follows:

                  14.1 Corporate Status; Subsidiaries. The Company is a corporation duly organized, validly existing and in good standing under the laws of England.

                  14.2 Authorization, etc. The Company has full corporate power and authority to execute and deliver this Agreement and the Services Agreement and to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Services Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of the Company. This Agreement and the Services Agreement have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

                  14.3 Conflicts. The execution and delivery by the Company of this Agreement and the Services Agreement and the consummation by the Company of the transactions contemplated hereby and thereby, do not and will not conflict with, or result in any violation of or default under (or any event that, with notice or lapse of time or both, would constitute a default under), or give rise to any right of termination, cancellation or acceleration of any obligation or loss of material benefit under, or result in the creation of a Lien on any property or assets of the Company pursuant to, any provision of (a) the Memorandum or Articles of Association of the Company, (b) any mortgage, indenture, loan agreement, note, bond, deed of trust, other agreement, com mitment or obligation for the borrowing of money or the obtaining of credit, lease or other agreement, contract, license, franchise, permit or instrument to which the Company is a party or by which it may be bound, or (c) any judgment, order, decree, law, statute, rule or regulation applicable to the Company, other than, in the case of clauses (b) or (c), any conflicts, violations, defaults, terminations, cancellations, accelerations, losses of benefits or Liens that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  14.4 Consents. Except for any Consents where the failure to obtain such Consents, either in any individual case or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, no Consent of any court, Governmental Entity or third person is required to be obtained by the Company in connection with the execution and delivery by the Company of this Agreement or the Services Agreement or the consummation by the Company of the transactions contemplated hereby and thereby.

                  14.5 Compliance with Laws. The businesses of the Company has not been, and is not being, conducted in violation of its internal policies and procedures or of any law, ordinance, regulation, judgment, order, decree, license or permit of any Governmental Entity, except for possible violations which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

                  14.6 Litigation. There is no action, claim, suit, arbitration or proceeding pending or, to the Company's knowledge, threatened against the Company and there is no investigation pending or, to the Company's knowledge, threatened against the Company, in each case, before any court or Governmental Entity, that could have a Material Adverse Effect.

                  14.7  [Intentionally Omitted]

         14.8 Investment Intention. In connection with any acquisition by the Company pursuant to this Agreement of the Telegate Shares or the Twister Option, the Company will confirm that it is acquiring the Telegate Shares or the Twister Shares, as the case may be, solely for its own account for investment and not with a view to or for sale in connection with any distribution thereof in contravention of the Securities Act or any Applicable Securities Laws. The Company further agrees that it will not, directly or indirectly, effect a Transfer or offer, or solicit offers, to effect a Transfer of any Telegate Shares or Twister Shares, except in compliance with the Securities Act, and the rules and regulations of the SEC thereunder, and in compliance with applicable state securities or "blue sky" laws and all other Applicable Securities Laws.

                  14.9 Ability to Bear Risk. The Company's financial situation is such that it can afford to bear the economic risk of holding the Telegate Shares and the Twister Shares for an indefinite period and the Company can afford to suffer the complete loss of its investment in the Telegate Shares and the Twister Shares.

                  14.10 Access to Information. The Company has been granted the opportunity to ask questions of, and receive answers from, representatives of Metro concerning the terms and conditions of the purchase of the Telegate Shares and the Twister Shares and the Company's knowledge and experience in financial and business matters is such that it is capable of evaluating the risks of its investment in the Telegate Shares and the Twister Shares.


                                    CLAUSE 15
                  REPRESENTATIONS AND WARRANTIES OF THE PARENT

                  The Parent represents and warrants to Metro as follows:

                  15.1 Corporate Status. The Parent is a corporation duly organized, validly existing and in good standing under the laws of Bermuda.

                  15.2 Authorization, etc. The Parent has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Parent. This Agreement has been duly executed and delivered by the Parent and constitutes the legal, valid and binding obligation of the Parent enforceable against the Parent in accordance with its terms.

                  15.3 Conflicts. The execution and delivery by the Parent of this Agreement and the consummation by the Parent of the transactions contemplated hereby, do not and will not conflict with, or result in any violation of or default under (or any event that, with notice or lapse of time or both, would constitute a default under), or give rise to any right of termination, cancellation or acceleration of any obligation or loss of material benefit under, or result in the creation of a Lien on any property or assets of the Parent pursuant to, any provision of (a) the Certificate of Incorporation, Memorandum of Association or Bye-Laws of the Parent, (b) any mortgage, indenture, loan agreement, note, bond, deed of trust, other agreement, commitment or obligation for the borrowing of money or the obtaining of credit, lease or other agreement, contract, license, franchise, permit or instrument to which the Parent is a party or by which it may be bound, or (c) any judgment, order, decree, law, statute, rule or regulation applicable to the Parent, other than, in the case of clauses (b) or (c), any conflicts, violations, defaults, terminations, cancellations, accelerations, losses of benefits or Liens that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  15.4 Consents. Except for any Consents where the failure to obtain such Consents, either in any individual case or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, no Consent of any court, Governmental Entity or third person is required to be obtained by the Parent in connection with the execution and delivery by the Parent of this Agreement or the consummation by the Parent of the transactions contemplated hereby.

                  15.5 Compliance with Laws. The businesses of the Parent has not been, and is not being, conducted in violation of its internal policies and procedures or of any law, ordinance, regulation, judgment, order, decree, license or permit of any Governmental Entity, except for possible violations which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

                  15.6 Litigation. There is no action, claim, suit, arbitration or proceeding pending or, to the Parent's knowledge, threatened against the Parent and there is no investigation pending or, to the Parent's knowledge, threatened against the Parent, in each case, before any court or Governmental Entity, that could have a Material Adverse Effect.

                  15.7 Registration Statement on Form S-4. The Parent's Registration Statement on Form S-4 (file no. 33349857), as amended by Amendment No. 1 to Registration Statement on Form S-4 and by Amendment No. 2 to Registration Statement on Form S-4 (the "Registration Statement"), was declared effective on May 12, 1998. As of the date hereof, the Registration Statement, taken together with all information that, as of the date hereof, is publicly available or has been previously disclosed to Metro, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                    CLAUSE 16
                     REPRESENTATIONS AND WARRANTIES OF METRO

                  Metro represents and warrants to the Company and the Parent as follows:

                  16.1 Corporate Status. Metro is a corporation duly organized, validly existing and in good standing under the laws of Switzerland.

                  16.2 Authorization, etc. Metro has full corporate power and authority to execute and deliver this Agreement and the Services Agreement and to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Services Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Metro. This Agreement and the Services Agreement have been duly executed and delivered by Metro and constitute the legal, valid and binding obligations of Metro enforceable against Metro in accordance with their respective terms.

                  16.3 Conflicts. The execution and delivery by Metro of this Agreement and the Services Agreement and the consummation by Metro of the transactions con templated hereby and thereby, do not and will not conflict with, or result in any violation of or default under (or any event that, with notice or lapse of time or both, would constitute a default under), or give rise to any right of termination, cancellation or acceleration of any obligation or loss of material benefit under, or result in the creation of a Lien on any property or assets of Metro pursuant to, any provision of (a) the Organizational Documents of Metro, (b) any mortgage, indenture, loan agreement, note, bond, deed of trust, other agreement, commitment or obligation for the borrowing of money or the obtaining of credit, lease or other agreement, contract, license, franchise, permit or instrument to which Metro is a party or by which it may be bound, or (c) any judgment, order, decree, law, statute, rule or regulation applicable to Metro, other than, in the case of clauses (b) or (c), any conflicts, violations, defaults, terminations, cancellations, accelerations, losses of benefits or Liens that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  16.4 Consents. Except for any Consents where the failure to obtain such Consents, either in any individual case or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, no Consent of or with any court, Governmental Entity or third person is required to be obtained by Metro in connection with the execution and delivery by Metro of this Agreement or the Services Agreement or the consummation by Metro of the transactions contemplated hereby and thereby.

                  16.5 Compliance with Laws. The businesses of Metro has not been, and is not being, conducted in violation of its internal policies and procedures or of any law, ordinance, regulation, judgment, order, decree, license or permit of any Governmental Entity, except for possible violations which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

                  16.6 Litigation. There is no action, claim, suit, arbitration or proceeding pending or, to Metro's knowledge, threatened against Metro and there is no investigation pending or, to Metro's knowledge, threatened against Metro, in each case, before any court or Governmental Entity, that could have a Material Adverse Effect.

                  16.7 Twister Shares; Telegate Shares. (a) As of the date hereof, the authorized share capital of each of TCE and TS is CHF100,000, all of which has been issued and is represented by 100 shares of CHF1,000 each, all of which (except for 49% of the shares of TCE) are owned by Metro and its controlled Affiliates free and clear of any Liens other than the Right of First Refusal.

                  (b) The Telegate Shares represent 25%, on a fully diluted basis, of the share ownership of Telegate AG and are owned free and clear of any Liens by Metro Vermogensverwaltung GmbH & Co. Kommanditsgesellschaft, Walter Telemarketing und Vertrieb GmbH & Co. KG and Invision AG, Affiliates of Metro. Metro has the authority to cause the Telegate Shares to be delivered in accordance with the provisions of Clause 3.

                  16.8 Investment Intention. Metro acquired the Subscription Shares, and, in connection with the acquisition by Metro pursuant to this Agreement of any Telegate Exchange Shares, Metro will confirm that it is acquiring such Telegate Exchange Shares, solely for its own account for investment and not with a view to or for sale in connection with any distribution thereof in contravention of the Securities Act or any Applicable Securities Laws. Metro agrees that it will not, directly or in directly, effect a Transfer or offer, or solicit offers, to effect a Transfer of any Telegate Exchange Shares, except in compliance with the Securities Act, and the rules and regulations of the SEC thereunder, and in compliance with applicable state securities or "blue sky" laws and all other Applicable Securities Laws. Metro further agrees that it will not effect any Transfer of any Telegate Exchange Shares unless (a) (i) such Transfer is pursuant to an effective registration statement under the Securities Act, (ii) Metro shall have delivered to the Parent an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Parent, to the effect that such Transfer is exempt from the provisions of Section 5 of the Securities Act or (iii) a no-action letter from the SEC, reasonably satisfactory to counsel for the Parent, shall have been obtained with respect to such Transfer and (b) such Transfer is in compliance with any Applicable Securities Laws.

                  16.9 Ability to Bear Risk. At the time of its acquisition of the Subscription Shares, Metro's financial situation was such that it could afford to bear the economic risk of holding the Subscription Shares for an indefinite period and could afford to suffer the complete loss of its investment in the Subscription Shares. Metro's financial situation is such that it can afford to bear the economic risk of holding any Telegate Exchange Shares for an indefinite period and Metro can afford to suffer the complete loss of its investment in any Telegate Exchange Shares.

                  16.10 Access to Information. Prior to its acquisition of the Subscription Shares, Metro was granted the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the purchase of the Subscription Shares and Metro's knowledge and experience in financial and business matters was such that it was capable of evaluating the risks of its investment in the Subscription Shares. Metro has been granted the opportunity to ask questions of, and receive answers from, representatives of the Parent concerning the terms and conditions of the purchase of any Covered Shares, and Metro's knowledge and experience in financial and business matters is such that it is capable of evaluating the risks of its investment in the Telegate Shares.


                                    CLAUSE 17
                               CONDUCT OF BUSINESS

                  17.1 Conduct of Telecommunications Business. The Parent will conduct its telecommunications business (as currently conducted) in Europe exclusively through the Company and its Subsidiaries. The Parent will sell the Internet telephony services of Delta Three, Inc. ("Delta Three") in Europe (other than in Denmark) through the Company and its Subsidiaries. Notwithstanding the foregoing, nothing in this Clause 17.1 shall prohibit Delta Three from selling its Internet telephony services in Europe through Persons other than Company and its Subsidiaries; provided, that, if it does so (other than pursuant to existing arrangements), then Delta Three and the Company shall arrange for the Company to be compensated for the lost opportunity resulting therefrom.


                                    CLAUSE 18
                                  MISCELLANEOUS

                  18.1 Expenses. Except as otherwise specifically provided for in this Agreement, each party hereto shall bear their respective expenses, costs and fees (including attorneys', auditors' and financing fees, if any) in connection with the transactions contemplated hereby and by the Escrow Agreement and the Services Agreement, whether or not the transactions contemplated hereby shall be consummated.

                  18.2 Notices. All notices and other communications made in connection with this Agreement shall be in writing. Any notice or other communication in connection herewith shall be deemed duly given (a) two Business Days after it is sent by express, registered or certified mail, return receipt requested, postage prepaid or (b) one Business Day after it is sent by overnight courier guaranteeing next day delivery, in each case, addressed as follows:

                  (i)      if to any RSL Com Party, to such party:

                           c/o RSL Communications, N. America, Inc.
                           767 Fifth Avenue, Suite 4300
                           New York, NY 10153
                           Telecopy:  212-317-0600
                           Telephone: 212-317-1800
                           Attention:  Avery S. Fischer, Esq.

                           with a copy to:

                           Debevoise & Plimpton
                           875 Third Avenue
                           New York, NY 10022
                           Telecopy:   212-909-6836
                           Telephone:  212-909-6072
                           Attention:   George E.B. Maguire, Esq.

                  (ii)     if to Metro or any Metro Telegate Party, to:

                           Metro Holding AG
                           Neuhofstrasse 4
                           6340 Baar
                           Switzerland
                           Telecopy:  04-41-41-768-7579
                           Telephone: 04-41-41-768-7683
                           Attention:  Hugo Truetsch, Esq.

                           with a copy to:

                           Epstein Becker & Green, P.C.
                           250 Park Avenue
                           New York, NY  10177
                           Telecopy:  212-661-0989
                           Telephone: 212-351-4500
                           Attention: Lowell S. Lifschultz, Esq.

or, in each case, at such other address as may be specified in writing to the other parties hereto. Any party may give any notice or other communication in connection herewith using any other means (including, but not limited to, personal delivery, messenger service, telecopy, telex or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it is actually received by the individual for whom it is intended.

                  18.3 Headings. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

                  18.4 Entire Agreement. This Agreement (including the Exhibits and Schedules referred to herein or delivered hereunder), together with the Services Agreement and the Exchange Agreement, constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  18.5 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

                  18.6 Severability. If any provision, including any phrase, sentence, clause, section or subsection, of this Agreement is invalid, inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering such provisions in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

                  18.7 Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING, BUT NOT LIMITED TO, AS TO VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF NEW YORK.

                  18.8  Jurisdiction and Venue.

                  18.9 Consent to Jurisdiction. Each of the parties hereto irrevocably (a) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (b) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (c) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

                  18.10 The Metro Agent. Each of Metro and each Metro Telegate Party hereby appoints Epstein Becker & Green, P.C., 250 Park Avenue, New York, New York 10177, Attention: Lowell S. Lifschultz, Esq., as its authorized agent (the "Metro Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any RSL

Com Party, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of Metro and each Metro Telegate Party represents and warrants that the Metro Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Metro Authorized Agent and written notice of such service to Metro or any Metro Telegate Party, as the case may be, shall be deemed, in every respect, effective service of process upon Metro or such Metro Telegate Party, as the case may be.

                  18.11 The Company Agent. Each RSL Com Party hereby appoints RSL Communications N. America, Inc. ("RSL USA"), 767 Fifth Avenue, Suite 4300, New York, New York 10153, as its authorized agent (the "Company Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York, New York court by Metro or any Metro Telegate Party, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each RSL Com Party represents and warrants that the Company Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Company Authorized Agent and written notice of such service to any RSL Com Party shall be deemed, in every respect, effective service of process upon such RSL Com Party.

                  18.12 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

                  18.13 Assignment. This Agreement shall not be assignable by any party without the prior written consent of other parties. Any purported assignment in violation of this Clause 18.10 shall be void.

                  18.14 No Third Party Beneficiaries. Except as expressly provided herein, nothing in this Agreement shall confer any rights upon any Person other than the parties hereto and each such party's respective heirs, successors and permitted assigns.

                  18.15 Amendment; Waivers, etc. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. The representations and warranties of the parties hereto shall not be affected or deemed waived by reason of any investigation made by or on behalf of any other party (including, but not limited to, by any of its advisors, consul tants or representatives) or by reason of the fact that such other party or any such advisors, consultants or representatives knew or should have known that any such representation or warranty is or might be inaccurate.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.


                                      RSL COM EUROPE, LTD.


                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:



                                      RSL COMMUNICATIONS, Ltd.


                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:



                                      METRO HOLDING AG


                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:

                                      for the purpose of Clauses 3.1, 3.2, 3.3,
                                      3.4 and 3.5:



                                      RSL COM DEUTSCHLAND GMBH


                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:

                                      METRO VERMOGENSVERWALTUNG
                                      GMBH & CO. KOMMANDITSGESELLSCHAFT



                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:


                                      WALTER TELEMARKETING AND
                                       VERTRIEB GMBH & CO. KG


                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:


                                      INVISION AG


                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:

                                                                 SCHEDULE 13.1


                     CERTAIN JOINT VENTURES AND ARRANGEMENTS

Company                                                          Share(%)

primus-online Handel und Dienstleistung
  GmbH & Co. KG, Koln                                                 50
Pago Handelsgesellschaft GmbH & Co. KG, Koln                         100
quantum vorteile direkt Verbraucherservice
  GmbH & Co. KG, Koln                                                100
Satway Business Television GmbH & Co. KG, Koln                       100
MSG Media Support Group GmbH, Koln                                   100
metronet Kommunikationsdienste GmbH & Co. KG, Koln                   100
Experian Deutschland GmbH, Hamburg                                    50
Telegate Holding GmbH, Munchen                                     45.82
Walter Verwaltungs GmbH & Co. KG, Ettlingen                           50
debitel Kommunikationstechnik GmbH & Co. KG,
  Stuttgart                                                        35.93
FreeCom Distribution & Service GmbH, Saarbrucken                      51
Primus Digital TV GmbH, Koln                                         100
Micatel Teleservice GmbH & Co. KG, Dusseldorf                        100

primus-online Handel und Dienstleistung Verwaltung
  GmbH, Koln                                                         100
Pago Handelsgesellschaft mbH, Koln                                   100
quantum vorteile direkt Verbraucherservice
  Verwaltungs GmbH, Koln                                             100
Satway Business Television Verwaltungs GmbH, Koln                    100
metronet Kommunikationsdienste Verwaltungs GmbH, Koln                 80
Walter Verwaltungs GmbH, Ettlingen                                    50
debitel Kommunikationsdienste Verwaltung GmbH,
  Stuttgart                                                        35.93
Micatel Teleservice GmbH, Dusseldorf                                 100

Interline Telco AG, Baar                                              65
Interline Kommunikationsdienste GmbH, Dusseldorf                     100
Twister Communications Network AG, Uetikon                           100
TCE Network AG, Baar                                                  51
Ozemail Ltd.                                                         5.2